UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

 Date of report (Date of earliest event reported): October 24, 2007

                              AMIS HOLDINGS, INC.

             (Exact Name of Registrant as Specified in Its Charter)


          DELAWARE                000-50397                 51-0309588
(State or other jurisdiction (Commission File Number)     (IRS Employer
   of incorporation)                                     Identification No.)



          2300 BUCKSKIN ROAD, POCATELLO, IDAHO                83201
        (Address of Principal Executive Offices)           (Zip Code)

                                 (208) 233-4690
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 -- RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On October 24, 2007, AMIS Holdings, Inc. (the "Company") issued a press release providing its unaudited revenue for the quarter ended September 29, 2007. A copy of this press release is attached hereto as Exhibit 99.1.

ITEM 7.01 -- REGULATION FD DISCLOSURE

The Company also announced in the press release that the Audit Committee of the Board of Directors is reviewing the Company's February 2007 standard cost valuation of inventories and related issues. A copy of the press release is attached as Exhibit 99.1.

ITEM 9.01 -- FINANCIAL STATEMENTS AND EXHIBITS


(d)   Exhibits

99.1  Press release issued by AMIS Holdings, Inc. dated October 24, 2007.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               AMIS HOLDINGS, INC.

Date: October 24, 2007                     By: /s/ JOSEPH J. PASSARELLO
----------------------                         ---------------------------------
                                               Name: Joseph J. Passarello
                                               Title: Chief Financial Officer